Exhibit 10.1

OMNIBUS AMENDMENT TO

AWARD AGREEMENTS

UNDER THE MRC GLOBAL INC. OMNIBUS INCENTIVE PLAN AMENDED & RESTATED

This Omnibus Amendment (this “Amendment”) to the Restricted Stock Unit Award Agreement, dated as of [_______], 2023 (the “2023 RSU Award Agreement”), the Restricted Stock Unit Award Agreement, dated as of [_______], 2024 (the “2024 RSU Award Agreement”), the Restricted Stock Unit Award Agreement, dated as of [_______], 2025 (the “2025 RSU Award Agreement”), the Performance Share Unit Award Agreement, dated as of [_______], 2023 (the “2023 PSU Award Agreement”), the Performance Share Unit Award Agreement, dated as of [_______], 2024 (the “2024 PSU Award Agreement”) and the Performance Share Unit Award Agreement, dated as of [_______], 2025 (the “2025 PSU Award Agreement”, and collectively, the “Award Agreements”) under the MRC Global Inc. Omnibus Incentive Plan Amended & Restated (as amended or restated from time to time, the “Plan”), in each case, by and between MRC Global Inc., a Delaware corporation (the “Company”), and [_______] (the “Participant”), is made effective as of June [26], 2025. Capitalized terms not defined herein have the meaning ascribed thereto in the Plan or the Award Agreements.

WHEREAS, the Company has granted Restricted Stock Units and Performance Share Units to the Participant pursuant the Award Agreements and the Plan;

WHEREAS, the Participant has agreed in the Award Agreements not to engage in Prohibited Activity during the Participant’s employment with the Company Group and for a period of [eighteen (18)]1[twelve (12)]2 months after the Participant’s Termination of Employment with the Company Group (the “Restricted Period”);

WHEREAS, as a material inducement to Dnow Inc. (“Parent”) to enter into that certain Agreement and Plan of Merger, with the Company, Dnow Merger Sub Inc. (“Merger Sub”) and Dnow Merger Sub LLC (the “Merger Agreement”), pursuant to which Merger Sub will be merged with and into the Company (the “Merger”) with the Company surviving such Merger as a wholly-owned subsidiary of Parent, Parent has requested that the Participant and the Company agree to extend the Restricted Period with respect to the Participant’s non-competition covenant for a period of time equal to six (6) months;

WHEREAS, pursuant to, and subject to the terms of Section 3.2 of the Plan, the Committee may amend the terms of the Award Agreements; and

WHEREAS, pursuant to the Award Agreements, no amendment or modification of the Award Agreements shall be valid unless it is in writing and signed by all parties thereto.

[1]	Note to McLaren: For EVPs.
[2]	Note to McLaren: For SVPs.

NOW THEREFORE, in consideration for the covenants and conditions hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

1.	Amendment to Award Agreements.

a.	The 2025 RSU Award Agreement is hereby amended by deleting the first two sentences of Section 7 thereof in their entirety and inserting the following:

“In consideration of the Award that the Company has granted to Participant in this Agreement, Participant agrees not to engage in Prohibited Activity during Participant’s employment with the Company Group and, with respect to subclause (i) of the defined term “Prohibited Activity” for a period of [eighteen (18)][twelve (12)] months after the Participant’s Termination of employment with the Company Group, and with respect to subclause (ii) of the defined term “Prohibited Activity” for a period of [twenty-four (24)][eighteen (18)] months after the Participant’s Termination of employment with the Company Group (each, a “Restricted Period”); provided, that, the Restricted Period with respect to situations where the Participant solely solicits or participates in or assists in any way in the solicitation or recruitment, directly or indirectly, of any employees of any current member of the Company Group, shall be for a period of [eighteen (18)][twelve (12)] months after the Participant’s Termination of employment with the Company Group. If the Participant engages in a Prohibited Activity during the applicable Restricted Period, the Company or its appropriate Subsidiaries may seek an injunction from a court of competent jurisdiction to prevent Participant from engaging in the Prohibited Activity during the applicable Restricted Period without the necessity of posting bond or other security to obtain the injunction.”

b.	The 2025 PSU Award Agreement is hereby amended by deleting the first two sentence of Section 8 thereof in their entirety and inserting the following:

“In consideration of the Award that the Company has granted to Participant in this Agreement, Participant agrees not to engage in Prohibited Activity during Participant’s employment with the Company Group and, with respect to subclause (i) of the defined term “Prohibited Activity” for a period of [eighteen (18)][twelve (12)] months after the Participant’s Termination of employment with the Company Group, and with respect to subclause (ii) of the defined term “Prohibited Activity” for a period of [twenty-four (24)][eighteen (18)] months after the Participant’s Termination of employment with the Company Group (each, a “Restricted Period”); provided, that, the Restricted Period with respect to situations where the Participant solely solicits or participates in or assists in any way in the solicitation or recruitment, directly or indirectly, of any employees of any current member of the Company Group, shall be for a period of [eighteen (18)][twelve (12)] months after the Participant’s Termination of employment with the Company Group. If the Participant engages in a Prohibited Activity during the applicable Restricted Period, the Company or its appropriate Subsidiaries may seek an injunction from a court of competent jurisdiction to prevent Participant from engaging in the Prohibited Activity during the applicable Restricted Period without the necessity of posting bond or other security to obtain the injunction.”

c.	The 2024 RSU Award Agreement is hereby amended by deleting the first two sentence of Section 7 thereof in their entirety and inserting the following:

In consideration of the Award that the Company has granted to Participant in this Agreement, Participant agrees not to engage in Prohibited Activity during Participant’s employment with the Company Group and, with respect to subclause (i) of the defined term “Prohibited Activity” for a period of [eighteen (18)][twelve (12)] months after the Participant’s Termination of employment with the Company Group, and with respect to subclause (ii) of the defined term “Prohibited Activity” for a period of [twenty-four (24)][eighteen (18)] months after the Participant’s Termination of employment with the Company Group (each, a “Restricted Period”); provided, that, the Restricted Period with respect to situations where the Participant solely solicits or participates in or assists in any way in the solicitation or recruitment, directly or indirectly, of any employees of any current member of the Company Group, shall be for a period of [eighteen (18)][twelve (12)] months after Participant’s Termination of employment with the Company Group. If the Participant engages in a Prohibited Activity during the applicable Restricted Period, the Company or its appropriate Subsidiaries may seek an injunction from a court of competent jurisdiction to prevent Participant from engaging in the Prohibited Activity during the applicable Restricted Period without the necessity of posting bond or other security to obtain the injunction.”

d.	The 2024 PSU Award Agreement is hereby amended by deleting the first two sentence of Section 8 thereof in their entirety and inserting the following:

In consideration of the Award that the Company has granted to Participant in this Agreement, Participant agrees not to engage in Prohibited Activity during Participant’s employment with the Company Group and, with respect to subclause (i) of the defined term “Prohibited Activity” for a period of [eighteen (18)][twelve (12)] months after the Participant’s Termination of employment with the Company Group, and with respect to subclause (ii) of the defined term “Prohibited Activity” for a period of [twenty-four (24)][eighteen (18)] months after the Participant’s Termination of employment with the Company Group (each, a “Restricted Period”); provided, that, the Restricted Period with respect to situations where the Participant solely solicits or participates in or assists in any way in the solicitation or recruitment, directly or indirectly, of any employees of any current member of the Company Group, shall be for a period of [eighteen (18)][twelve (12)] months after Participant’s Termination of employment with the Company Group. If the Participant engages in a Prohibited Activity during the applicable Restricted Period, the Company or its appropriate Subsidiaries may seek an injunction from a court of competent jurisdiction to prevent Participant from engaging in the Prohibited Activity during the applicable Restricted Period without the necessity of posting bond or other security to obtain the injunction.”

e.	The 2023 RSU Award Agreement is hereby amended by deleting the first two sentence of Section 7 thereof in their entirety and inserting the following:

In consideration of the Award that the Company has granted to Participant in this Agreement, Participant agrees not to engage in Prohibited Activity during Participant’s employment with the Company Group and, with respect to subclause (i) of the defined term “Prohibited Activity” for a period of [eighteen (18)][twelve (12)] months after the Participant’s Termination of employment with the Company Group, and with respect to subclause (ii) of the defined term “Prohibited Activity” for a period of [twenty-four (24)][eighteen (18)] months after the Participant’s Termination of employment with the Company Group (each, a “Restricted Period”); provided, that, the Restricted Period with respect to situations where the Participant solely solicits or participates in or assists in any way in the solicitation or recruitment, directly or indirectly, of any employees of any current member of the Company Group, shall be for a period of [eighteen (18)][twelve (12)] months after the Participant’s Termination of employment with the Company Group. If the Participant engages in a Prohibited Activity during the applicable Restricted Period, the Company or its appropriate Subsidiaries may seek an injunction from a court of competent jurisdiction to prevent Participant from engaging in the Prohibited Activity during the applicable Restricted Period without the necessity of posting bond or other security to obtain the injunction.”

f.	The 2023 PSU Award Agreement is hereby amended by deleting the first two sentence of Section 8 thereof in their entirety and inserting the following:

In consideration of the Award that the Company has granted to Participant in this Agreement, Participant agrees not to engage in Prohibited Activity during Participant’s employment with the Company Group and, with respect to subclause (i) of the defined term “Prohibited Activity” for a period of [eighteen (18)][twelve (12)] months after the Participant’s Termination of employment with the Company Group, and with respect to subclause (ii) of the defined term “Prohibited Activity” for a period of [twenty-four (24)][eighteen (18)] months after the Participant’s Termination of employment with the Company Group (each, a “Restricted Period”); provided, that, the Restricted Period with respect to situations where the Participant solely solicits or participates in or assists in any way in the solicitation or recruitment, directly or indirectly, of any employees of any current member of the Company Group, shall be for a period of [eighteen (18)][twelve (12)] months after Participant’s Termination of employment with the Company Group. If the Participant engages in a Prohibited Activity during the applicable Restricted Period, the Company or its appropriate Subsidiaries may seek an injunction from a court of competent jurisdiction to prevent Participant from engaging in the Prohibited Activity during the applicable Restricted Period without the necessity of posting bond or other security to obtain the injunction.”

2.	Miscellaneous.

a.

Effect on Award Agreements. Except as specifically amended by this Amendment, the Award Agreements shall remain in full force and effect and is hereby ratified and confirmed. Notwithstanding the foregoing, this Amendment shall be null and void ab initio, and of no further force or effect, and all rights and obligations of the parties hereto shall terminate without any further liability on the part of any party hereto, upon the termination of the Merger Agreement in accordance with its terms.

b.

Governing Law. This Amendment shall be governed by, interpreted under, and construed and enforced in accordance with the internal laws, and not the laws pertaining to conflicts or choices of laws, of the State of Delaware applicable to agreements made and to be performed wholly within the State of Delaware.

c.	Headings. Headings are used solely for the convenience of the parties and shall not be deemed to be a limitation upon or descriptive of the content of any such Section.

d.	Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

e.	Amendments. No amendment or modification hereof shall be valid unless it shall be in writing and signed by all parties hereto.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

MRC GLOBAL INC.

By:
Name:
Title:

PARTICIPANT

[Signature Page to Omnibus Amendment to Award Agreements]